Exhibit 99.2

Dated this __________ day of __________2026

BETWEEN

ATPC GREEN ENERGY SDN. BHD.

(Registration Number: 202401000289 (1546140-U),
a wholly owned subsidiary of Agape ATP Corporation, USA)

AND

CITADEL INVESTMENT LLC

(U.A.E License No: 893524)

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COLLABORATION AGREEMENT

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Collaboration Agreement | ATPC Green Energy Sdn. Bhd. & Citadel Investment LLC

THIS COLLABORATION AGREEMENT (“Agreement”) is made on the ___ day of __________ 2026 (“Effective Date”).

BETWEEN

PARTY A:

Company	:	ATPC GREEN ENERGY SDN. BHD.
(a wholly owned subsidiary of Agape ATP Corporation, USA)

Registration Number	:	202401000289 (1546140-U)

Address	:	Lot 1705-1708, 17th Floor, Tower 2, Faber Towers, Jalan Desa
Bahagia, Taman Desa, 58100 Kuala Lumpur, Malaysia

Represented by	:	Dato’ Sri Dr. How Kok Choong J.P.

Telephone Number	:

Email address	:

(Hereinafter referred to as “ATPC GE”)

AND

PARTY B:

Company	:	CITADEL INVESTMENT LLC

Registration Number	:	U.A.E License No: 893524

Address	:	4th Floor, Office No. 405-407, P.O. Box 118305, Port Saeed, Dubai, UAE

Represented by	:	Mr. Mohammed Hasan Esmaeel Mohmmed Alblooshi

Designation	:	Chairman

Telephone number	:

Email address	:

(Hereinafter referred to as “Citadel”)

(Collectively referred to as the “Parties” and each company individually as a “Party”).

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Collaboration Agreement | ATPC Green Energy Sdn. Bhd. & Citadel Investment LLC

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Parties agree as follows:

1.	THE PARTIES

1.1	ATPC GE is a company based in Kuala Lumpur, Malaysia engaged in business development, commercial facilitation, and transaction support services in connection with the trading and supply of oil and gas products, refinery products, and petrochemical products.

1.2	Citadel is a company based in Dubai, United Arab Emirates engaged in real estate, banking consultancy, global oil trading and investment activities in commercial, industrial and agricultural enterprises and management of such activities.

2.	SCOPE AND PURPOSE

2.1	This Agreement governs the cooperation between the Parties in connection with the sale and purchase of oil and gas products, refinery products, and petrochemical products (“Products”).

2.2	The cooperation may include facilitating introductions and establishing relationships with clients, investors, suppliers, buyers, service providers, and project owners within the Parties’ respective business networks for the purpose of identifying and pursuing potential business opportunities.

2.3	The Parties shall cooperate in good faith, with professionalism and transparency.

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Collaboration Agreement | ATPC Green Energy Sdn. Bhd. & Citadel Investment LLC

3.	ROLES AND RESPONSIBILITIES

3.1	The Parties agree to support each other by utilizing their respective know-how, services and business networks in order to achieve the objectives of this Agreement.

3.2	The Parties may facilitate transactions involving the Products through their respective networks and business relationships.

3.3	ATPC GE may introduce potential buyers to Citadel in connection with oil and gas transactions.

3.4	Citadel shall use reasonable efforts to offer competitive pricing for long-term supply contracts.

3.5	ATPC GE may present potential transaction opportunities based on pricing provided by Citadel.

3.6	The Parties may cooperate in relation to transactions involving oil and gas products.

3.7	Citadel shall use reasonable efforts to ensure that its suppliers offer competitive pricing based on available market information. ATPC GE may apply a markup to such prices for commercial purposes.

3.8	In the event of joint referrals, each Party shall inform the referring Party whether a business relationship has been established or terminated with the referred client.

3.9	The responsibilities of each Party shall be limited to the terms expressly set out in this Agreement.

3.10	Nothing in this Agreement shall be deemed to create any partnership, joint venture, agency, fiduciary or employment relationship between the Parties, and neither Party shall have authority to bind the other Party unless expressly agreed in writing.

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Collaboration Agreement | ATPC Green Energy Sdn. Bhd. & Citadel Investment LLC

3.11	Neither Party shall incur any obligations or expenses on behalf of the other Party without the prior written consent of that Party.

3.12	Neither Party shall engage or involve any politically exposed person (“PEP”) in connection with any transaction under this Agreement without prior written notice to and written consent of the other Party.

3.13	Each Party represents and warrants that it shall comply with all applicable anti-bribery and anti-corruption laws and regulations, including but not limited to the Malaysian Anti-Corruption Commission Act 2009, the UK Bribery Act 2010, and the U.S. Foreign Corrupt Practices Act. Neither Party shall offer, promise, give, request, or accept any improper financial or other advantage in connection with the performance of this Agreement.

3.14	Each Party represents and warrants that it is not listed on any sanctions list issued by the United Nations, the United States Office of Foreign Assets Control (OFAC), the European Union, or any other applicable sanctions authority.

3.15	Each Party agrees that it shall not engage in any transaction under this Agreement that would cause either Party to violate any applicable sanctions laws or regulations.

3.16	Each Party shall comply with all applicable anti-money laundering laws and regulations. The Parties further represent that the funds used in connection with transactions under this Agreement are derived from lawful sources and are not related to any criminal or unlawful activities.

4.	FINANCIAL TERMS

4.1	The Parties may agree on commission or profit sharing for transactions introduced under this Agreement, as may be agreed in writing for each transaction. The commission structure shall be confirmed in writing prior to the execution of each transaction.

4.2	“Project Income” shall mean net revenue derived from a transaction after deduction of agreed expenses such as logistics costs, banking fees and taxes.

4.3	The Party receiving payment from a transaction shall transfer the other Party’s agreed share within thirty (30) days of receipt of such payment.

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Collaboration Agreement | ATPC Green Energy Sdn. Bhd. & Citadel Investment LLC

4.4	Late payments shall attract interest at the rate of one point five percent (1.5%) per month, calculated from the due date until the date of full payment.

4.5	The Parties may agree to different fee arrangements on a case-by-case basis by written addendum.

4.6	Fee entitlement shall survive termination of this Agreement for transactions initiated during the term.

4.7	The Parties agree that where a transaction is concluded with a client, supplier, investor, or business partner introduced by one Party under this Agreement, the introducing Party shall be entitled to the agreed commission, fee, or profit share in respect of such transaction. Such entitlement shall apply regardless of the structure of the transaction, including where the transaction is concluded directly, indirectly, through affiliates, subsidiaries, intermediaries, or related entities.

5.	NON-CIRCUMVENTION

5.1	The cooperation under this Agreement shall be non-exclusive. Each Party shall remain free to engage in similar business activities with other parties, provided that such activities do not breach the non-circumvention obligations under this Agreement.

5.2	Neither Party shall circumvent or attempt to circumvent the other Party in relation to any business relationship, transaction, or opportunity introduced under this Agreement.

5.3	Neither Party shall directly or indirectly conduct business with any third party introduced by the other Party without the prior written consent of the introducing Party.

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Collaboration Agreement | ATPC Green Energy Sdn. Bhd. & Citadel Investment LLC

5.4	For the avoidance of doubt, any business relationship established with an introduced third party shall remain subject to the involvement of the introducing Party unless otherwise agreed in writing between the Parties.

5.5	Any client, supplier, investor, or business partner introduced by one Party to the other Party during the term of this Agreement shall be considered a “Protected Party.” The receiving Party shall not directly or indirectly enter into business transactions with such Protected Party without the prior written consent of the introducing Party for a period of twenty-four (24) months from the date of introduction, whether during the term of this Agreement or after its termination.

5.6	In the event of circumvention, the breaching Party shall remain liable to pay the introducing Party the commission, fee, or profit share that would have been payable had the transaction been carried out in accordance with this Agreement, without prejudice to any other remedies available at law or in equity.

6.	NON-SOLICITATION

6.1	During the term of this Agreement and for twelve (12) months after termination, neither Party shall directly or indirectly solicit or hire employees or key contractors of the other Party without prior written consent.

7.	INTELLECTUAL PROPERTY

7.1	Each Party retains ownership of its intellectual property.

7.2	Neither Party shall use the trademarks, logos or business materials of the other Party without prior written consent.

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Collaboration Agreement | ATPC Green Energy Sdn. Bhd. & Citadel Investment LLC

8.	ASSIGNMENT

8.1	Neither Party may assign, transfer, or delegate any of its rights or obligations under this Agreement without the prior written consent of the other Party, such consent not to be unreasonably withheld or delayed.

9.	CONFIDENTIALITY

9.1	Each Party agrees that all non-public, proprietary, technical, commercial, financial, or business information disclosed by one Party to the other in connection with this Agreement (“Confidential Information”) shall be treated as strictly confidential and shall not be disclosed to any third party without the prior written consent of the disclosing Party.

9.2	Confidential Information shall not include information which:

(a) is or becomes publicly available other than through a breach of this Agreement;

(b) was already lawfully known to the receiving Party prior to disclosure by the disclosing Party; or

(c) is required to be disclosed pursuant to any applicable law, court order, or regulatory requirement, provided that the receiving Party shall, where legally permissible, give prior written notice to the disclosing Party.

9.3	The confidentiality obligations under this Clause shall survive the termination or expiry of this Agreement for a period of twelve (12) months.

10.	BREACH

10.1	Each Party shall act in good faith in performing its obligations under this Agreement.

10.2	The affected Party shall be entitled to seek all remedies available at law or in equity, including injunctive relief, specific performance, and damages.

10.3	The breaching Party shall compensate the affected Party for proven losses.

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Collaboration Agreement | ATPC Green Energy Sdn. Bhd. & Citadel Investment LLC

11.	FORCE MAJEURE

11.1	Neither Party shall be liable for any delay or failure to perform its obligations under this Agreement due to events beyond its reasonable control, including natural disasters, political instability, sanctions, war, strikes, pandemics, or government restrictions.

11.2	The affected Party shall promptly notify the other Party of such event and shall use reasonable efforts to mitigate its effects.

11.3	If the force majeure event continues for more than sixty (60) days, either Party may terminate this Agreement by written notice.

12.	NOTICES

12.1	All notices under this Agreement shall be made in writing and sent by email or other written communication to the designated representatives of each Party at the addresses set out in this Agreement or such other address as may be notified in writing.

13.	TERM AND TERMINATION

13.1	This Agreement shall remain in force for twelve (12) months from the Effective Date and shall automatically renew for successive twelve (12) month periods unless either Party gives thirty (30) days written notice of termination prior to the expiry of the then current term.

13.2	Either Party may terminate this Agreement with thirty (30) days written notice.

13.3	Either Party may terminate this Agreement immediately by written notice if the other Party commits a material breach of this Agreement and fails to remedy such breach within thirty (30) days after receiving written notice requiring it to do so.

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Collaboration Agreement | ATPC Green Energy Sdn. Bhd. & Citadel Investment LLC

14.	GOVERNING LAW

14.1	This Agreement shall be governed by the laws of Switzerland.

14.2	Any dispute arising out of or in connection with this Agreement shall be resolved in accordance with Clause 15 (Dispute Resolution).

15.	DISPUTE RESOLUTION

15.1	The Parties shall first attempt to resolve disputes through good faith negotiations.

15.2	If unresolved within thirty (30) days, the dispute shall be referred to arbitration under the Swiss Rules of International Arbitration of the Swiss Arbitration Centre.

15.3	The seat of arbitration shall be Zurich, Switzerland.

15.4	The language of arbitration shall be English.

16.	ENTIRE AGREEMENT

16.1	This Agreement constitutes the entire agreement between the Parties with respect to the subject matter herein and supersedes all prior discussions, negotiations or understandings.

16.2	Any amendment to this Agreement shall be made in writing and signed by both Parties.

17.	COUNTERPARTS

17.1	This Agreement may be executed in counterparts, each of which shall be deemed an original, and all counterparts together shall constitute one and the same instrument. The Parties agree that this Agreement may be executed and delivered by electronic signature (including by PDF or other electronic means), and such electronic signatures shall be deemed to be original signatures and shall be legally binding on the Parties.

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Collaboration Agreement | ATPC Green Energy Sdn. Bhd. & Citadel Investment LLC

18.	COSTS AND EXPENSES

18.1	Each Party shall bear its own legal and administrative costs incurred in connection with the preparation and execution of this Agreement unless otherwise agreed in writing.

19.	NO THIRD-PARTY RIGHTS

19.1	Nothing in this Agreement shall confer any rights or benefits on any person or entity who is not a Party to this Agreement.

20.	FURTHER ASSURANCES

20.1	Each Party shall execute such additional documents and take such further actions as may be reasonably required to give full effect to the provisions and intent of this Agreement.

21.	CUMULATIVE RIGHTS

21.1	The rights and remedies provided under this Agreement are cumulative and are in addition to any rights or remedies available at law or in equity.

22.	SEVERABILITY

22.1	If any provision of this Agreement is held to be invalid, illegal, or unenforceable by any court or tribunal of competent jurisdiction, the remaining provisions shall remain in full force and effect.

23.	WAIVER

23.1	Any failure or delay by either Party in exercising any right or remedy under this Agreement shall not operate as a waiver of that right or remedy.

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Collaboration Agreement | ATPC Green Energy Sdn. Bhd. & Citadel Investment LLC

EXECUTION PAGE

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

Signed by	)
For and on behalf of	)
ATPC GREEN ENERGY SDN. BHD.	)
(Registration Number: 202401000289 (1546140-U))
(a wholly owned subsidiary of	)
Agape ATP Corporation, USA))

Name: Dato’ Sri Dr. How Kok Choong
Passport No.:
Designation: Director / Global Group CEO
In the presence of

Name:
IC/Passport Number:

Signed by	)
For and on behalf of	)
CITADEL INVESTMENT LLC	)
(U.A.E License No: 893524))
)

Name: Mohammed Hasan Esmaeel Mohmmed Alblooshi
Passport No.:
Designation: Chairman
In the presence of

Name:
IC/Passport Number:

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